UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2004

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 E. Royal Oaks
Monrovia, California 91016

(Address of principal executive offices, including zip code)

(626) 471-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On December 9, 2004, SeeBeyond Technology Corporation (the “Company”) entered into a Compromise Agreement (the “Compromise Agreement”) with David Bennett, the Company’s Senior Vice President, Europe, Middle East and Africa.

The Compromise Agreement provides that, effective December 31, 2004, Mr. Bennett is resigning his position with the Company and that Mr. Bennett will be entitled to receive a separation payment of £27,500 from the Company and a commission payment for work completed during the fourth quarter of 2004.

The Compromise Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference, and the description thereof contained herein is subject in all respects to the terms and provisions of such agreement.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

10.1	Compromise Agreement by and between SeeBeyond Technology Corporation and David Bennett, dated December 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

By:	/s/ Barry J. Plaga
Barry J. Plaga Senior Vice President and Chief Financial Officer

Date:  December 13, 2004

EXHIBIT INDEX

Exhibit No.	Description

10.1	Compromise Agreement by and between SeeBeyond Technology Corporation and David Bennett, dated December 9, 2004.